UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2005


                         Spectrum Organic Products, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


 California                         333-22997                  94-3076294
------------                        ---------                  ----------
(State of                   (Commission File Number)      (IRS Employer ID No.)
Incorporation)


                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                               ------------------
                    (Address of Principal Executive Offices)


                                  707-778-8900
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Merger Agreement

On August 23, 2005, Spectrum Organic Products, Inc. ("Spectrum") issued a press release announcing that it had entered into a definitive agreement and plan of merger (the "Merger Agreement") with The Hain Celestial Group, Inc. ("Hain"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Spectrum will merge with and into a wholly-owned direct subsidiary of Hain, with the direct subsidiary continuing as the surviving entity (the "Merger").

At the effective time and as a result of the Merger, Hain will acquire all of the outstanding stock of Spectrum for total equity consideration to Spectrum shareholders of approximately $0.705 per share, adjusted to reflect Spectrum's estimate of its expenses and the price adjustment provision of the Merger Agreement. The total equity consideration is expected to be approximately $34,500,000 in a combination of 50% cash and 50% Hain common stock. The value of the stock portion of the consideration is subject to adjustment based on the closing price of Hain common stock immediately prior to the closing of the Merger. The transaction, which was approved by the board of directors of both companies, is expected to close during the fourth quarter of 2005 and is subject to approval by Spectrum's shareholders. The Merger is intended to qualify for federal income tax purposes as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

Spectrum and Hain have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by Spectrum not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

Consummation of the Merger is subject to customary conditions, including, among others, the approval of the Spectrum shareholders, the absence of any order or injunction prohibiting the consummation of the Merger, the shares of Hain common stock having been approved for listing on the National Market System of the Nasdaq Stock Market, Inc. and each of Spectrum and Hain having performed their respective obligations pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.16 hereto and is incorporated herein by reference.

The Voting Agreement

Concurrent with the execution and delivery of the Merger Agreement and as a condition to the willingness of Hain to enter into the Merger Agreement, Jethren Phillips, Spectrum's Chairman of the Board of Directors and former Chief Executive Officer, who beneficially owns an aggregate of approximately 58% of the outstanding shares of Spectrum capital stock, entered into a Voting and Support Agreement with Hain pursuant to which Mr. Phillips has agreed to vote shares beneficially owned by him representing 40% of the outstanding shares of Spectrum capital stock in favor of the adoption of the Merger Agreement. The Voting Agreement is attached hereto as Exhibit 10.58 and is incorporated herein by reference. The description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

The Non-Competition Agreements

Concurrent with the execution and delivery of the Merger Agreement and as a condition to the willingness of Hain to enter into the Merger Agreement, Mr. Phillips and Neil Blomquist, Spectrum's President and Chief Executive Officer, each have entered into a Non-Competition Agreement with Hain pursuant to which Mr. Phillips and Mr. Blomquist have agreed that, subject to certain time and geographic limitations and other exceptions, they will not engage in certain business activities that would be in competition with the surviving entity following the consummation of the Merger. The Non-Competition Agreements for Mr. Phillips and Mr. Blomquist are attached hereto as Exhibits 10.59 and 10.60, respectively, and are incorporated herein by reference. The description of the Non-Competition Agreements is qualified in its entirety by reference to the full text of the Non-Competition Agreements.

The Severance Agreement

Concurrent with the execution and delivery of the Merger Agreement, Mr. Blomquist has entered into a Severance Agreement with Spectrum pursuant to which Mr. Blomquist has agreed to provide consulting services to the surviving entity for a period of one year following the consummation of the Merger. Mr. Blomquist will receive a consulting fee of $150,000 for such services and will be eligible for reimbursement of all pre-approved travel and other expenses incurred in rendering such services. A copy of the Severance Agreement is attached hereto as
Exhibit 10.61 and is incorporated herein by reference. The description of the Severance Agreement is qualified in its entirety by reference to the full text of the Severance Agreement.

                                     * * * *

Forward-Looking Statements

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "anticipate," "believe," "could," "estimate," "expect," "intend" and "plan" and similar terms used in connection with the companies' outlook, future financial and operating performance and strategic plans and objectives. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks relating to the consummation of the proposed transaction, including the risk that shareholder approval might not be obtained in a timely manner or at all. In addition, statements relating to expected benefits of the proposed transaction are subject to risks relating to the timing and successful completion of product development and marketing efforts, integration of the businesses of Spectrum and Hain, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners and other factors described in the most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other periodic reports filed by Hain and Spectrum with the Securities and Exchange Commission (the "SEC").

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement registering shares of HAIN common stock, including a proxy statement of Spectrum, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement, when available, as well as other filed documents containing information about Hain and Spectrum at www.sec.gov, the SEC's Web site. Free copies of Spectrum's SEC filings also are available on Spectrum's Web site at www.spectrumorganics.com, or by request to Investor Relations, Spectrum Organic Products, Inc., 5341 Old Redwood Highway, Suite 400, Petaluma, California 94954. Free copies of Hain's SEC filings also are available on Hain's Web site at www.hain-celestial.com, or by request to Mary Celeste Anthes, Vice President - Investor Relations, The Hain Celestial Group, Inc., 58 South Service Road, Melville, New York 11747.

Participants in the Solicitation

Spectrum, Hain and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Spectrum stockholders with respect to the proposed transaction. Information regarding the officers and directors of Spectrum is included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC on March 24, 2005. Information regarding the officers and directors of Hain is included in its definitive proxy statement for its 2004 Annual Meeting of Stockholders filed with the SEC on October 28, 2004. More detailed information regarding the identity of potential participants and their interests in the solicitation will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


Item 9.01 Financial Statements and Exhibits

(c) The following exhibits accompany this filing on Form 8-K:

Exhibit 2.16 Agreement and Plan of Merger by and between The Hain Celestial Group, Inc. and Spectrum Organic Products, Inc., dated as of August 23, 2005.

Exhibit 10.58 Voting and Support Agreement by and between The Hain Celestial Group, Inc., and Jethren Phillips, dated as of August 23, 2005.

Exhibit 10.59 Non-Competition Agreement by and between The Hain Celestial Group, Inc. and Jethren Phillips, dated as of August 23, 2005.

Exhibit 10.60 Non-Competition Agreement by and between The Hain Celestial Group, Inc. and Neil Blomquist, dated as of August 23, 2005.

Exhibit 10.61 Severance Agreement by and between Neil Blomquist and Spectrum Organic Products, Inc., dated as of August 23, 2005.

Exhibit 99.1 Press release of the Company, dated August 23, 2005, titled "The Hain Celestial Group, Inc. to Acquire Spectrum Organic Products, Inc."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: August 26, 2005

                                          Spectrum Organic Products, Inc.


                                          /s/ Robert B. Fowles
                                          -------------------------------
                                          Duly Authorized Officer &
                                          Chief Financial Officer